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                                                                      Exhibit 21

                 SUBSIDIARIES OF J.P. MORGAN & CO. INCORPORATED
                               DECEMBER 31, 1999
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J.P. MORGAN & CO. INCORPORATED
DELAWARE

SUBSIDIARIES OF J.P. MORGAN & CO. INCORPORATED

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(All wholly owned, except where noted)

J.P. Morgan Acceptance Corporation I
Delaware

J.P. Morgan Advisors Inc.
Delaware

J.P. Morgan Advisory Services Inc.
Delaware

J.P. Morgan Capital Asia Assets Ltd.
Mauritius

J.P. Morgan Capital Asia Holdings, LLC (47.50% owned) (10)
Mauritius

J.P. Morgan Capital Asia Investments Ltd.
Mauritius

J.P. Morgan Capital Bahamas Limited
Commonwealth of The Bahamas

J.P. Morgan Capital Corporation
Delaware

J.P. Morgan Capital Emerging Markets K Corporation
Delaware

J.P. Morgan Capital Nassau Limited
Commonwealth of The Bahamas

J.P. Morgan & Co. Limited
United Kingdom

J.P. Morgan Commercial Mortgage Finance Corp.
Delaware

J.P. Morgan Community Development Corporation
Delaware

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J.P. Morgan Commercial Mortgage Investment Corp.
Delaware

J.P. Morgan Communication Partnership Holdings Inc.
Delaware

Dai-Ichi Kangyo J.P. Morgan Investment Management Co. Ltd. (50% owned) (14)
Japan

J.P. Morgan Energy Partnership Corporation
Delaware

J.P. Morgan Florida Holdings Corp.  (50% owned) (1)
Delaware

J.P. Morgan Franchise Loan Acceptance Corp.
Delaware

J.P. Morgan FSB
Florida

J.P. Morgan Funding Corp.
United Kingdom

J.P. Morgan Futures Inc.
Delaware

J.P. Morgan Futures Hong Kong Limited
Crown Colony of Hong Kong

J.P. Morgan Global Capital Limited (47.50% owned) (9)
Commonwealth of The Bahamas

J.P. Morgan GT Corporation
Delaware

J.P. Morgan Hotel Partnership Corporation
Delaware

J.P. Morgan Index Funding Company I (11)
Delaware

J.P. Morgan International Capital Corporation
Delaware

J.P. Morgan International Holdings Corp.
Delaware

J.P. Morgan Investment Corporation
Delaware

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J.P. Morgan Investment Management Inc.
Delaware

J.P. Morgan Leasefunding Corp.
Delaware

J.P. Morgan Life Assurance Limited
United Kingdom

J.P. Morgan Mortgage Funding Inc.
Delaware

J.P. Morgan News Partnership Corporation
Delaware

J.P. Morgan (1992-I) Foreign Sales Corporation
Barbados

J.P. Morgan Partnership Capital Corporation
Delaware

J.P. Morgan Partnership Investment Corporation
Delaware

J.P. Morgan Pine Street Corporation
Delaware

J.P. Morgan Private Investments Inc.
Delaware

J.P. Morgan Private Investments International Inc.
Cayman Islands

J.P. Morgan Real Estate Partnership Corporation
Delaware

J.P. Morgan Securities Holdings Inc.
Delaware

J.P. Morgan Securities Inc.
Delaware

J.P. Morgan Services Inc.
Delaware

J.P. Morgan Structured Finance Corp.
Delaware

J.P. Morgan Structured Obligations Corporation
Delaware

J.P. Morgan Technology Partnership Corporation
Delaware

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J.P. Morgan Trading and Finance
United Kingdom

J.P. Morgan Trust Company of Delaware
Delaware

J.P. Morgan Ventures Corporation
Delaware

J.P. Morgan Ventures Energy Corporation
Delaware

J.P. Morgan Whitney Partnership Corporation
Delaware

American Century Companies (12)
Missouri

Corsair, Inc.
Delaware

DNT Asset Trust
Delaware

Financial Institutions Network and Information Services (25% owned)
Delaware

JPMAC Holdings Inc.
Delaware

JPM Capital Trust I
Delaware

JPM Capital Trust II
Delaware

JPM Pork Partnership Corporation
Delaware

Morgan Fonciere Cayman Islands Ltd.
Cayman Islands

Morgan Guaranty Trust Company of New York
New York

Morgan Trust Company of The Bahamas Limited
Commonwealth of The Bahamas

Morgan Trust Company of the Cayman Islands Ltd.
Cayman Islands

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Peabody Real Estate Partnership Corporation
Delaware

The Peabody Fund Consultants, Inc.
Delaware

721 Participacoes Limitada  (99.99% owned)  (7)
Brazil

Sixty Wall Street Corporation
Delaware

Trading and Finance Management Limited
United Kingdom

Ventures Business Trust
Maryland

SUBSIDIARIES OF MORGAN GUARANTY TRUST COMPANY OF NEW YORK

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Cedar Hill International Corp.
Delaware

J.P. Morgan Energy Products Inc.
Delaware

J.P. Morgan Interfunding Corp.
Delaware

J.P. Morgan Mortgage Capital Inc.
Delaware

J.P. Morgan V.E. 92 Ltd.
New York

MGT-EOC Nominees Limited
United Kingdom

Morgan Guaranty Executor and Trustee Company Limited
United Kingdom

Morgan Guaranty Nominees Bahamas Limited
Commonwealth of The Bahamas

Morprop Incorporated
Delaware

Oil Tankers Leasing Corporation
New York

Ship Holding Corp.


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New York

Whitkath Inc.
New York

Morgan Guaranty International Finance Corporation
Section 25(a) of the Federal Reserve Act of the United States

SUBSIDIARIES OF MORGAN GUARANTY INTERNATIONAL FINANCE
CORPORATION

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J.P. Morgan Argentina Sociedad de Bolsa S.A.  (99.00% owned)  (4)
Argentina

J.P. Morgan (Bahamas) Portfolio Co. Ltd. (77.06% owned) (13)
Commonwealth of The Bahamas

J.P. Morgan Benelux S.A./N.V.
Kingdom of Belgium

J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan
  Grupo Financiero  (99.9980% owned) (8)
Mexico City, Mexico

J.P. Morgan Cayman Limited
Cayman Islands

J.P. Morgan & Cie S.A.
France

J.P. Morgan Chile Limitada  (99.80% owned)  (4)
Chile

J.P. Morgan Fonds (Luxembourg) S.A.
Grand Duchy of Luxembourg

J.P. Morgan Funds Bahamas Ltd.
Commonwealth of The Bahamas

J.P. Morgan Fund Services S.A.  (99.09% owned)   (4)
Grand Duchy of Luxembourg

J.P. Morgan GmbH  (97.00% owned)  (6)
Federal Republic of Germany

J.P. Morgan Grupo Financiero, S.A. de C.V.  (99.00% owned)  (4)
Mexico City, Mexico

J.P. Morgan Holding Deutschland GmbH  (72.69% owned)  (2)
Federal Republic of Germany

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J.P. Morgan International Ltd.
Delaware

J.P. Morgan Investimentos e Financas Ltda.
Brazil

J.P. Morgan Investment GmbH
Federal Republic of Germany

J.P. Morgan Japanese Fund Services S.A.  (99.98% owned)  (4)
Grand Duchy of Luxembourg
J.P. Morgan Japanese Investor Fund Services S.A. (99.98% owned) (4) Grand Duchy of Luxembourg

J.P. Morgan Jersey Limited
Jersey, The Channel Islands

J.P. Morgan Malaysia Ltd.
Labuan, Malaysia

J.P. Morgan Overseas Capital Corporation
Delaware

J.P. Morgan Polska Sp. z o.o.
Warsaw, Poland

J.P. Morgan Scotland (Services) Ltd.
United Kingdom

J.P. Morgan Securities Asia Private Limited
Republic of Singapore

J.P. Morgan Securities India Private Limited
India

J.P. Morgan Securities South Africa (Proprietary) Limited
South Africa

J.P. Morgan Servicios, S.A. de C.V.,
  J.P. Morgan Grupo Financiero  (99.00% owned) (8)
Mexico City, Mexico

J.P. Morgan Services Ltd.
Singapore

J.P. Morgan Societa di Gestione del Risparmio S.p.A.. (99.90% owned) (4)
Italy

J.P. Morgan S.p.A. (99.99% owned) (4)
Italy

J.P. Morgan (Suisse) S.A.
Switzerland

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J.P. Morgan Trust Bank Ltd. (72.16% owned) (3)
Japan

J.P. Morgan Venezuela S.A.
Venezuela

Banco J.P. Morgan, S.A.  (53.79% owned)  (5)
Brazil

Banco J.P. Morgan, S.A., Institucion de Banca Multiple,
  J.P. Morgan Grupo Financiero  (99.9997% owned) (8)

Mexico City, Mexico

JPM Corretora de Cambio, Titulos e Valores Mobiliarios S.A.
Brazil

Morgan Conseil S.A.
France

Morgan Guaranty Finance Limited
Bermuda

Morgan Guaranty International Bank
Delaware

Morgan Property Development Company Limited
United Kingdom

Pushkin Capital Ltd.  (98% owned)  (4)
Moscow, Russia Federation

ZAO J.P. Morgan Bank
Moscow, Russia Federation

SUBSIDIARIES OF J.P. MORGAN OVERSEAS CAPITAL CORPORATION

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J.P. Morgan Australia Holdings Limited
Victoria, Australia

J.P. Morgan Australia Pty Limited
Victoria, Australia

J.P. Morgan Australia Securities Limited
Victoria, Australia

J.P. Morgan Canada
Ontario, Canada

J.P. Morgan Espana S.A.
Spain

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J.P. Morgan Holdings (UK) Limited
United Kingdom

J.P. Morgan International Bank Limited
United Kingdom

J.P. Morgan Nederland N.V.
Amsterdam, The Netherlands

J.P. Morgan Nominees Pty. Limited
Victoria, Australia

J.P. Morgan Securities Canada Inc.
Ontario, Canada

J.P. Morgan Securities Hong Kong Ltd.
Crown Colony of Hong Kong

J.P. Morgan Securities Ltd.
United Kingdom

J.P. Morgan Sociedad de Valores, S.A.
Spain

J.P. Morgan Whitefriars Inc.
Delaware

J.P. Morgan Whitefriars (UK)
United Kingdom

Morgan Bank of Canada (Receivables Purchase Financing) Ltd.
Ontario, Canada

Morgan Gestion, S.A. Sociedad Gestora de Instituciones de Inversion Colectiva Spain

Morgan Guaranty Trust Company Limited
United Kingdom

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1.   J.P. MORGAN INTERNATIONAL HOLDINGS CORP. HAS A 50% NON-VOTING OWNERSHIP
     INTEREST.

2. J.P. MORGAN & CIE S.A. AND J.P. MORGAN SECURITIES LTD. HAVE A 7.49% AND 19.82% OWNERSHIP INTEREST RESPECTIVELY.

3.   J.P. MORGAN & CIE S.A. OWNS PREFERRED SHARES CARRYING 27.84% VOTING POWER.

4. J.P. MORGAN OVERSEAS CAPITAL CORPORATION OWNS THE REMAINING MINORITY INTEREST IN THE COMPANY.

5. MORGAN GUARANTY INTERNATIONAL FINANCE CORPORATION HAS A 46.21% OWNERSHIP INTEREST.

6.   MORGAN GUARANTY TRUST COMPANY OF NEW YORK HAS A 3% OWNERSHIP INTEREST.

7.   J.P. MORGAN INVESTIMENTOS E FINANCAS LTDA. HAS A .01% OWNERSHIP INTEREST.

8. MORGAN GUARANTY INTERNATIONAL FINANCE CORPORATION OWNS THE REMAINING MINORITY INTEREST IN THE COMPANY.

9. J.P. MORGAN CAPITAL NASSAU LIMITED HAS A 47.5% OWNERSHIP INTEREST; SIXTY WALL STREET FUND, L.P. HAS A 5% OWNERSHIP INTEREST.

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10.  J.P. MORGAN CAPITAL ASIA ASSETS LTD. HAS A 47.5% OWNERSHIP INTEREST; SIXTY
     WALL STREET FUND, L.P. HAS A 5% OWNERSHIP INTEREST.

11.  J.P. MORGAN VENTURES CORPORATION HAS A 1% OWNERSHIP INTEREST.

12. JPMAC HOLDINGS INC. HAS A 45% NON-VOTING OWNERSHIP INTEREST AND AN 8.7% VOTING INTEREST.

13. J.P. MORGAN & CIE S.A. AND J.P. MORGAN (SUISSE) S.A. HAVE AN 8% AND 14.94% OWNERSHIP INTEREST, RESPECTIVELY.

14.  JOINT VENTURE WITH DAI-ICHI KANGYO BANK.